Exhibit 99.3

ADVANTAGE RN, LLC
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended
December 31, 2015 and 2014

INDEPENDENT AUDITOR’S REPORT

To The Members
Advantage RN, LLC and Subsidiaries

We have audited the accompanying consolidated balance sheets of Advantage RN, LLC and Subsidiaries as of December 31, 2015 and 2014, and the related consolidated statements of income, members’ equity and cash flows for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Advantage RN, LLC and Subsidiaries as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Dayton, Ohio
March 31, 2016

Advantage RN, LLC and Subsidiaries
Consolidated Balance Sheets
December 31, 2015 and 2014

	2015	2014

ASSETS

CURRENT ASSETS
Cash	$983,160	$1,358,953
Accounts receivable, trade	14,477,624	8,429,242
Unbilled accounts receivable	1,325,565	2,077,319
Employee advances	189,200	167,000
Prepaid expenses	786,335	873,572
Total current assets	17,761,884	12,906,086

PROPERTY AND EQUIPMENT, at cost
Furniture, fixtures and equipment	1,038,267	995,933
Vehicles	111,087	72,499
Leasehold improvements	296,921	121,191
	1,446,275	1,189,623
Less accumulated depreciation	1,021,342	903,462
	424,933	286,161

Employee advances	-	5,572

	$18,186,817	$13,197,819

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Line of credit	$5,567,117	$3,271,343
Current portion, long-term debt	1,098,575	827,300
Accounts payable, trade	473,931	658,528
Accrued payroll, commissions and
related expenses and withholdings	1,437,307	2,438,671
Accrued other expenses and
other current liabilities	110,675	415,728
Total current liabilities	8,687,605	7,611,570

LONG-TERM DEBT
Notes payable	2,470,797	1,332,855
Less current portion	1,098,575	827,300
	1,372,222	505,555

MEMBERS' EQUITY	8,126,990	5,080,694

	$18,186,817	$13,197,819

See accompanying notes.

Advantage RN, LLC and Subsidiaries
Consolidated Statements of Income
Years Ended December 31, 2015 and 2014

	2015	%	2014	%

REVENUE FROM SERVICES	$83,440,209	100.0	$63,720,986	100.0

DIRECT COSTS OF SERVICES	64,738,365	77.6	49,602,003	77.8

Gross profit	18,701,844	22.4	14,118,983	22.2

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES	11,699,605	14.0	10,147,932	15.9

Income from operations	7,002,239	8.4	3,971,051	6.2

OTHER INCOME (EXPENSE)
Interest income	108	-	7,607	-
Loss on sale of
property and equipment	-	-	(1,027)	-
Other income	6,490	-	204,401	0.3
Interest expense	(217,111)	(0.3)	(133,716)	(0.2)
Other expenses	(105,101)	(0.1)	(91,276)	(0.1)
Legal expenses	(54,870)	(0.1)	(621,195)	(1.0)
Organizational costs	(116,036)	(0.1)	(75,208)	(0.1)
Settlements	(488,659)	(0.6)	(820,637)	(1.3)

Total other income (expense)	(975,179)	(1.2)	(1,531,051)	(2.4)

Net income	$6,027,060	7.2	$2,440,000	3.8

See accompanying notes.

Advantage RN, LLC and Subsidiaries
Consolidated Statements of Members' Equity
Years Ended December 31, 2015 and 2014

	2015	2014

BEGINNING BALANCE	$5,080,694	$5,777,250

Net income	6,027,060	2,440,000

Distributions	(2,980,764)	(3,136,556)

ENDING BALANCE	$8,126,990	$5,080,694

See accompanying notes.

Advantage RN, LLC and Subsidiaries
Consolidated Statements of Cash Flows
Years Ended December 31, 2015 and 2014

	2015	2014

OPERATING ACTIVITIES
Net income	$6,027,060	$2,440,000
Adjustments to reconcile net income to net
cash (used in) provided by operating activities:
Depreciation	117,881	123,142
Loss on sale of property and equipment	-	1,027
Bad debt expense	25,387	151,641
Changes in operating assets and liabilities:
Accounts receivable, trade and unbilled	(5,322,015)	(1,617,338)
Prepaid expenses and other assets	70,609	(115,475)
Accounts payable and accrued expenses	(1,491,014)	1,020,175
Net cash (used in) provided by operating activities	(572,092)	2,003,172

INVESTING ACTIVITIES
Employee and other advances	-	18,902
Proceeds from sale of property and equipment	-	13,500
Purchase of property and equipment	(256,653)	(91,056)
Net cash used in investing activities	(256,653)	(58,654)

FINANCING ACTIVITIES
Net borrowings on line of credit	2,295,774	2,348,434
Proceeds from note payable	2,000,000	-
Principal payments on notes payable	(862,058)	(790,379)
Distributions	(2,980,764)	(3,136,556)
Net cash provided by (used in) financing activities	452,952	(1,578,501)

(Decrease) increase in cash during the year	(375,793)	366,017

Cash, beginning of year	1,358,953	992,936

Cash, end of year	$983,160	$1,358,953

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the year for interest	$218,163	$130,164
Cash paid during the year for state income taxes	$100,846	$310,262

See accompanying notes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

Advantage RN, LLC (the Company) is a specialty staffing company employing healthcare professionals for travel assignments at hospitals and other medical facilities across the country. The Company was established in 2003 and is headquartered in West Chester, Ohio, with satellite offices in: Clearwater and Delray Beach, Florida; and Charlotte, North Carolina.

In 2013 the Company established Advantage RN Local Staffing, LLC, a new subsidiary wholly owned by Advantage RN, LLC. Advantage RN Local Staffing, LLC is a specialty staffing company employing healthcare professionals for local assignments at hospitals and other medical facilities across the country.

In 2011 the Company established Advantage On Call, LLC, a subsidiary wholly owned by Advantage RN, LLC. Advantage On Call, LLC is a specialty staffing company employing healthcare professionals for travel assignments at hospitals and other medical facilities across the country and operates out of various satellite offices in: San Diego, California; Las Vegas, Nevada; Centerville, Ohio; Los Angeles, California; Tustin, California; and Sacramento, California. Advantage On Call, LLC is an expansion of the Company’s current nurse staffing business line.

In 2009 the Company established Advantage Locums, LLC, a subsidiary wholly owned by Advantage RN, LLC. Advantage Locums, LLC operates out of Salt Lake City, Utah and provides locum tenens (temporary physician substitute) for hospitals, clinics and medical practices.

The accompanying consolidated financial statements include the accounts of Advantage RN, LLC, Advantage Locums, LLC, Advantage On Call, LLC and Advantage RN Local Staffing, LLC. Intercompany transactions and balances have been eliminated in the consolidation.

The Company is organized under the limited liability company laws of the State of Ohio. The rights and obligations of the equity holders of the Company (the Members) are governed by an Operating Agreement (the Agreement) as amended and restated on September 30, 2008. The Company does not have a termination date. Profits of the Company are allocated among all of the Members, in accordance with their percentage interests, based upon the number of total units (Class A and B) of the Company each Member owns. Losses are allocated to the Class A Member. The management of the Company and all decisions concerning the business affairs of the Company are specified to be made by the Class A Member (the Manager). Cash, when available, is distributed to the Members, as determined by the Manager, at his sole discretion. The Agreement provides for mandatory annual distributions to each Member equal to the state and federal income tax owed by each Member, as a result of the Member’s ownership interest in the Company, to the extent the Company has cash available.

The Agreement also provides that no Member shall be bound by, or be personally liable for the expenses, liabilities or obligations of the Company. The liability of each Member shall be limited solely to the Member’s investment in the Company. No Member shall be obligated to restore any negative capital account balance.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash

For the purposes of the consolidated statements of cash flows, cash consists of cash on deposit that can be redeemed on demand. The Company maintains its cash balances, which at times may exceed federally insured limits, with a high quality financial institution.

Accounts Receivable and Concentration of Risk

Accounts receivable potentially subject the Company to concentrations of credit risk. The Company’s customers are primarily hospitals and medical centers throughout the United States. Accounts receivable represent amounts due from these institutions. The Company performs ongoing credit evaluations of customers’ financial condition and generally does not require collateral. The Company has elected to record bad debts using the direct write-off method. Generally accepted accounting principles require that the allowance method be used to recognize bad debts; however, the effect of using the direct write-off method is not materially different from the results that would have been obtained under the allowance method. The Company writes off specific accounts based on an on-going review of collectibility as well as management’s past experience with the customer. If amounts become uncollectible they will be charged to operations when that determination is made. The Company had bad debt expense of $25,387 and $151,641 in 2015 and 2014, respectively. The Company’s contract terms generally specify payment in seven to forty-five days. Receivables are considered past due based on the particular negotiated contract terms. Overall, based on the large number of customers in differing geographic areas throughout the United States, the Company believes the concentration of credit risk is limited.

Unbilled Receivables

Unbilled receivables represent revenues earned in the current period but not yet billed to the customer.

Property and Equipment and Depreciation

Property and equipment are recorded at cost. Expenditures for major additions and improvements which substantially increase the life of property and equipment are capitalized. Routine maintenance and repairs are charged to expense as incurred. At retirement or sale, the costs of the assets and the related accumulated depreciation are removed from the accounts and resulting gains and losses are included in income. Depreciation is provided over the estimated useful lives of the related assets using accelerated and straight-line methods for financial statement purposes. The estimated useful lives are: five years for vehicles; three to seven years for furniture, fixtures and equipment; and three to ten years for leasehold improvements. Depreciation expense was $117,881 and $90,316 for 2015 and 2014, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Summary of Significant Accounting Policies (Continued)

Revenue Recognition

Revenue consists of temporary staffing revenue. Revenue is recognized when services are rendered.

Advertising

Advertising costs are expensed as incurred. Advertising expense totaled $244,439 and $207,137 for 2015 and 2014, respectively.

Income Taxes

As a limited liability company, the Company’s federal taxable income or loss is allocated to Members in accordance with their respective ownership interests. Therefore, the financial statements do not include a provision for federal income taxes. Although the Company’s federal income tax returns for the years 2012 - 2014 are subject to examination by the Internal Revenue Service, it has not indicated any intent to do so. The Company’s 2009 and 2010 payroll taxes are under examination by the Internal Revenue Service.

Subsequent Events

Management has evaluated subsequent events through March 31, 2016, the date which the financial statements were available to be issued, and concluded no events have occurred which should be disclosed.

Note 3. Lease Agreements

The Company leases operating and office facilities for various terms under non-cancellable operating lease agreements that expire at various dates. Rent expense totaled $398,907 and $364,481 during 2015 and 2014, respectively. Future minimum lease payments are: 2016 - $242,470; 2017 - $188,512; 2018 - $141,834; 2019 - $144,683; and 2020 - $147,609.

Note 4. Retirement Plan

The Company offers a 401(k) plan with a discretionary matching contribution from the Company. Employer contributions totaled $197,789 and $149,371 for 2015 and 2014, respectively.

Note 5. Line of Credit

The Company has a Promissory Note with a bank. The note allows borrowings up to $8,000,000, bears interest at the daily LIBOR rate plus 2.12% (2.55% and 2.30% at December 31, 2015 and 2014, respectively), is collateralized by all of the Company’s assets, and is guaranteed by a Member of the Company for $1,250,000, and is payable on demand. The balance due on the note was $5,567,117 and $3,271,343 at December 31, 2015 and 2014, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6. Long Term Debt

Long term debt consists of the following at December 31:

	2015	2014

Promissory note to a bank;
payable in monthly principal
payments of $33,333 with
interest at LIBOR plus 3.00%,
(3.422% at December 31, 2015) ,
matures April 2020, and is
collateralized by all business assets
and guaranteed by the managing
member.	$1,733,333	$-

Promissory note to a bank;
payable in monthly principal
payments of $38,889 with
interest at LIBOR plus 2.50%,
(2.922% at December 31, 2015 and
2.669% at December 31, 2014),
matures January 2017, and is
collateralized by all business assets.	505,556	972,222

Promissory note to a bank;
payable in monthly principal
and interest payments of
$15,430 matured August 2015.	-	102,059

Installment loan agreements with
finance companies; payable
in monthly principal and
interest payments of $33,130,
with interest at 3.95% to
4.99%, matures July 2016,
and are uncollateralized.	231,908	258,574
	$2,470,797	$1,332,855

The aggregate maturities of long term debt are as follows: for the years ending 2016 - $1,098,575; 2017 - $438,889; 2018 - $400,000; 2019 - $400,000; and 2020 - $133,333.

Interest expense was $217,111 and $133,716 for 2015 and 2014, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7. Standby Letter of Credit

The Company has a standby letter of credit of $810,000 outstanding at December 31, 2015. The letter is maintained to back the Company’s self-insured workers’ compensation program and matures in October 2016.

Note 8. Reclassifications

Certain reclassifications in other income (expense) have been made to the prior year’s financial statements to conform to the current year presentation. These reclassifications had no effect on previously reported results of operations or members’ equity.

Note 9. Legal Expenses

The Company has various legal costs that have arisen in the ordinary course of business. Legal expenses are included in other income (expense) on the statements of income and totaled $54,870 and $621,195 in 2015 and 2014, respectively.

Note 10. Organizational Costs

Organizational costs are costs associated with establishing new office locations, closing old offices, and the purchase of nurse and hospital contracts from other travel nursing companies. Organizational costs charged to operations totaled $116,036 and $75,208 for 2015 and 2014, respectively.

Note 11. Settlements

Settlements represent nonrecurring expenses to resolve various issues and differences with certain members and employees of the Company, insurance claims, and audits in certain states. Settlements totaled $488,659 and $820,637 in 2015 and 2014, respectively.

Note 12. Assessments, Claims and Litigation

The Company is currently a party to various claims and legal proceedings that have arisen in the ordinary course of business. If management believes that a loss arising from such claims and legal proceedings is probable and can reasonably be estimated, the Company records the amount of the loss (including estimated legal costs). As management becomes aware of additional information concerning such contingencies, any potential liability related to those matters is assessed and the estimates are revised, if necessary. Based upon currently available information and with the advice of counsel, management believes that the ultimate outcome of its current claims and legal proceedings, individually and in the aggregate, will not have a material adverse effect on the Company’s financial position, cash flows or results of operations. However, claims and legal proceedings are subject to inherent uncertainties and rulings unfavorable to the Company could occur. If an unfavorable ruling were to occur, there exists the possibility of a material adverse effect on the Company’s financial position, cash flows or results of operations.